Exhibit 10.1

SEVENTH AMENDMENT TO CREDIT AGREEMENT

This Seventh Amendment to Credit Agreement is dated September 26, 2013, by and among ATI Funding Corporation, a Delaware corporation (“ATI Funding”), TDY Holdings, LLC, a Delaware limited liability company (“TDYH”) (ATI Funding and TDYH are each, a “Borrower” and collectively, the “Borrowers”), the Guarantors (as defined in the Credit Agreement (as hereinafter defined)) party hereto, the Lenders (as hereinafter defined) party hereto and PNC Bank, National Association (“PNC Bank”) as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) (the “Seventh Amendment”).

W I T N E S S E T H:

WHEREAS, the Borrowers, the Guarantors, PNC Bank and various other financial institutions party thereto (PNC Bank and such other financial institutions are each, a “Lender” and collectively, the “Lenders”) and the Administrative Agent entered into that certain Credit Agreement, dated July 31, 2007, as amended by (i) that certain First Amendment to Credit Agreement, dated May 29, 2009, among the Borrowers, the Guarantors, the Lenders and the Administrative Agent, (ii) that certain Second Amendment to Credit Agreement, dated December 22, 2010, among the Borrowers, the Guarantors, the Lenders and the Administrative Agent, (iii) that certain Third Amendment to Credit Agreement, dated March 11, 2011, among the Borrowers, the Guarantors, the Lenders and the Administrative Agent, (iv) that certain Fourth Amendment to Credit Agreement, dated November 9, 2011, among the Borrowers, the Guarantors, the Lenders and the Administrative Agent, (v) that certain Fifth Amendment to Credit Agreement, dated April 4, 2012, among the Borrowers, the Guarantors, the Lenders and the Administrative Agent, (vi) that certain Sixth Amendment to Credit Agreement, dated May 31, 2013, among the Borrowers, the Guarantors, the Lenders and the Administrative Agent (as further amended, restated, modified or supplemented from time to time, the “Credit Agreement”); and

WHEREAS, the Borrowers and the Guarantors desire to amend certain provisions of the Credit Agreement and the Lenders and the Administrative Agent shall permit such amendments pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. All capitalized terms used herein that are defined in the Credit Agreement shall have the same meaning herein as in the Credit Agreement unless the context clearly indicates otherwise.

2. Section 1.1 of the Credit Agreement is hereby amended by inserting the following defined terms in appropriate alphabetical order:

ATI International shall mean ATI International Holdings, LLC, a Delaware limited liability company.

TDYHL shall mean TDY Holdings Ltd., a company existing under the laws of England and Wales.

3. Section 7.2.4 of the Credit Agreement is hereby amended by (a) deleting the “or” at the end of clause (vi) thereof, (b) inserting a new clause (vii), and (c) renumbering existing clause (vii) thereof as clause (viii), as follows:

(vii) (A) the transfer by TDYH to ATI International of certain intercompany indebtedness issued by TDYHL in the approximate aggregate principal amount of Sixty-Nine Million British Pounds Sterling (£69,000,000) (and accrued interest thereon) and one hundred percent (100%) of the equity interests of TDYHL; (B) the transfer by TDYH to ATI Lux Holdings SARL, a Luxemburg entity, of one hundred percent (100%) of the equity interests of ATI International; and (C) the transfer by ATI International to ATI Lux Finance SARL, a Luxemburg entity, of one hundred percent (100%) of the equity of TDYHL, in each case, so long as there shall not exist any Event of Default or Potential Default immediately prior to and after giving effect to any such transfer; or

(viii) any sale, transfer or lease of properties or assets, other than those specifically excepted pursuant to clauses (i) through (vii) above, provided that:

(A) there shall not exist any Event of Default or Potential Default immediately prior to and after giving effect to such sale;

(B) the aggregate value of such assets sold, transferred or leased by the Loan Parties and their Subsidiaries during the term of this Agreement shall not exceed twenty percent (20%) of Consolidated Tangible Assets during the period commencing on the Closing Date through and including December 31, 2013 or ten percent (10%) of Consolidated Tangible Assets in any fiscal year; and

(C) without duplication of any sale, transfer or lease of properties or assets permitted in (viii)(B) above, the aggregate value of such assets sold, transferred or leased by the Loan Parties and their Subsidiaries during the term of this Agreement shall not exceed twenty percent (20%) of Consolidated Tangible Assets during the period commencing on January 1, 2014 through the term of this Agreement or ten percent (10%) of Consolidated Tangible Assets in any fiscal year.

4. Section 7.2.5 of the Credit Agreement is hereby deleted in its entirety and in its stead is inserted the following:

7.2.5 Subsidiaries and Partnerships.

Each of the Loan Parties shall not, and shall not permit any of its Domestic Subsidiaries to own or create directly or indirectly any Subsidiaries other than (i) any Subsidiary which has joined this Agreement as Guarantor on the Closing Date; (ii) HRPF Venture so long as (a) there shall not exist any Event of Default or Potential Default immediately prior to and after giving effect to the formation of the HRPF Venture, and (b) ATI beneficially owns or holds greater than fifty percent (50%) of any class of the voting equity interests of the HRPF Venture at all times; and (iii) any Subsidiary formed or acquired after the Closing Date (other than LPAD, PADL, HRPF Venture and ATI International, each of which has been or may be formed or acquired and which are not or will not be subject to the joinder requirements of Section 10.13 hereof) which joins this Agreement as a Guarantor pursuant to Section 10.13 [Joinder of Guarantors]; provided, however, such Subsidiary shall not be required to join this Agreement as a Guarantor pursuant to Section 10.13 [Joinder of Guarantors] (1) if such Subsidiary (a) exists on the date of this Agreement or is acquired by a Loan Party or Subsidiary of a Loan Party and is a Foreign Subsidiary or (b) is formed or organized as a Foreign Subsidiary by a Loan Party or Subsidiary of a Loan Party after the date of this Agreement, or (2) if the total assets of such Subsidiary are less than Fifty Million and 00/100 Dollars ($50,000,000.00), and provided further that no Domestic Subsidiary of Ladish LLC with assets equal to or greater than Fifty Million and 00/100 Dollars ($50,000,000.00) shall be required to execute a Guarantor Joinder or such other documents required by Section 10.13 [Joinder of Guarantors] until the twentieth (20th) Business Day after (i) the Ladish Notes Payoff Date, or (ii) the Ladish Notes Amendment Date, whichever occurs first.

5. Section 7.2.9 of the Credit Agreement is hereby deleted in its entirety and in its stead is inserted the following:

7.2.9 Maximum Leverage Ratio.

The Loan Parties shall not at any time permit the Leverage Ratio to exceed (i) 4.00 to 1.00, calculated as of June 30, 2013, for the period equal to the four (4) fiscal quarters then ended, (ii) 4.50 to 1.00, calculated as of September 30, 2013, for the period equal to the four (4) fiscal quarters then ended, (iii) 4.00 to 1.00, calculated as of December 31, 2013 and the end of each fiscal quarter thereafter through and including the fiscal quarter ending December 31, 2014, in each case for the period equal to the four (4) fiscal quarters then ended, (iv) 3.75 to 1.00, calculated as of March 31, 2015 for the period equal to the four (4) fiscal quarters then ended and (v) 3.50 to 1.00, calculated as of June 30, 2015 and the end of each fiscal quarter thereafter, in each case for the four (4) fiscal quarters then ended.

6. Section 7.2.10 of the Credit Agreement is hereby deleted in its entirety and in its stead is inserted the following:

7.2.10 Minimum Interest Coverage Ratio.

The Loan Parties shall not permit the Interest Coverage Ratio to be less than (i) 2.00 to 1.00 calculated as of September 30, 2013, for the period equal to the four (4) consecutive fiscal quarters then ended; (ii) 1.75 to 1.00 calculated as of December 31, 2013, for the period equal to four (4) consecutive fiscal quarters then ended; and (iii) 2.00 to 1.00, calculated as of March 31, 2014, and the end of each fiscal quarter thereafter, for the period equal to the four (4) consecutive fiscal quarters then ended.

7. The provisions of Sections 2 through 6 of this Seventh Amendment shall not become effective until the Administrative Agent has received the following items, each in form and substance acceptable to the Administrative Agent and its counsel:

(a) this Seventh Amendment, duly executed by each of the Loan Parties and the Required Lenders;

(b) payment of all fees and expenses owed to the Administrative Agent, and the Administrative Agent’s counsel in connection with this Seventh Amendment and the Credit Agreement (including, without limitation, any such fees and expenses payable pursuant to any fee letter entered into between the Borrowers and the Administrative Agent in connection herewith); and

(c) such other documents as may be reasonably requested by the Administrative Agent.

8. Each Loan Party hereby reconfirms and reaffirms all representations and warranties, agreements and covenants made by it pursuant to the terms and conditions of the Credit Agreement, except as such representations and warranties, agreements and covenants may have heretofore been amended, modified or waived in writing in accordance with the Credit Agreement.

9. Each Loan Party acknowledges and agrees that each and every document, instrument or agreement, which at any time has secured the Obligations including, without limitation, the Guaranty Agreements, hereby continues to secure the Obligations.

10. Each Loan Party hereby represents and warrants to the Lenders and the Administrative Agent that (i) such Loan Party has the legal power and authority to execute and deliver this Seventh Amendment, (ii) the officers of such Loan Party executing this Seventh Amendment have been duly authorized to execute and deliver the same and bind such Loan Party with respect to the provisions hereof, (iii) the execution and delivery hereof by such Loan Party and the performance and observance by such Loan Party of the provisions hereof and of the Credit Agreement and all documents executed or to be executed in connection herewith or therewith, do not violate or conflict with the organizational agreements of such Loan Party or any law applicable to such Loan Party or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against such Loan Party, and (iv) this Seventh Amendment, the Credit Agreement and the documents executed or to be executed by such Loan Party in connection herewith or therewith constitute legal, valid and binding obligations of such Loan Party in every respect, enforceable in accordance with their respective terms.

11. Each Loan Party represents and warrants that (i) no Event of Default exists under the Credit Agreement, nor will any occur as a result of the execution and delivery of this Seventh Amendment or the performance or observance of any provision hereof, (ii) the schedules attached to and made a part of the Credit Agreement, are true and correct in all material respects as of the date hereof, except as such schedules may have heretofore been amended or modified or updated in writing in accordance with the Credit Agreement, and (iii) it presently has no known claims or actions of any kind at law or in equity against any Lender or the Administrative Agent arising out of or in any way relating to the Credit Agreement or the other Loan Documents.

12. Each reference to the Credit Agreement that is made in the Credit Agreement or any other document executed or to be executed in connection therewith shall hereafter be construed as a reference to the Credit Agreement as amended hereby.

13. The agreements contained in this Seventh Amendment are limited to the specific agreements made herein. Except as amended hereby, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect. This Seventh Amendment amends the Credit Agreement and is not a novation thereof.

14. This Seventh Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed to be an original, but all such counterparts shall constitute but one and the same instrument.

15. This Seventh Amendment shall be governed by, and shall be construed and enforced in accordance with, the Laws of the Commonwealth of Pennsylvania without regard to the principles of the conflicts of law thereof. Each Loan Party hereby consents to the jurisdiction and venue of the Court of Common Pleas of Allegheny County, Pennsylvania and

the United States District Court for the Western District of Pennsylvania with respect to any suit arising out of or mentioning this Seventh Amendment.

[INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have caused this Seventh Amendment to be duly executed by their duly authorized officers the day and year first above written.

BORROWERS:

WITNESS:	ATI FUNDING CORPORATION

/s/ M. P. Earnest	By:	/s/ Rose Marie Manley
	Name:	Rose Marie Manley
	Title:	President

WITNESS:	TDY HOLDINGS, LLC

/s/ M. P. Earnest	By:	/s/ Rose Marie Manley
	Name:	Rose Marie Manley
	Title:	President

GUARANTORS:

WITNESS:	ALLEGHENY TECHNOLOGIES INCORPORATED

/s/ M. P. Earnest	By:	/s/ Patrick J. DeCourcy
	Name:	Patrick J. DeCourcy
	Title:	Interim Chief Financial Officer

WITNESS:	ATI OPERATING HOLDINGS, LLC

/s/ M. P. Earnest	By:	/s/ Patrick J. DeCourcy
	Name:	Patrick J. DeCourcy
	Title:	President

WITNESS:	OREGON METALLURGICAL, LLC (formerly known as
“OREGON METALLURGICAL CORPORATION”)

/s/ M. P. Earnest	By:	/s/ Patrick J. DeCourcy
	Name:	Patrick J. DeCourcy
	Title:	President

WITNESS:	ALLEGHENY LUDLUM, LLC (formerly
known as “ALLEGHENY LUDLUM
CORPORATION”)

/s/ M. P. Earnest	By:	/s/ Patrick J. DeCourcy
	Name:	Patrick J. DeCourcy
	Title:	Executive Vice President

WITNESS:	ATI PROPERTIES, INC.

/s/ M. P. Earnest	By:	/s/ Patrick J. Viccaro
	Name:	Patrick J. Viccaro
	Title:	Vice President

WITNESS:	TDY INDUSTRIES, LLC (formerly known as
“TDY INDUSTRIES, INC.”)
/s/ M. P. Earnest
	By:	/s/ Patrick J. DeCourcy
	Name:	Patrick J. DeCourcy
	Title:	President

WITNESS:	ALC FUNDING CORPORATION

/s/ M. P. Earnest	By:	/s/ Rose Marie Manley
	Name:	Rose Marie Manley
	Title:	President

WITNESS:	JEWEL ACQUISITION, LLC

/s/ M. P. Earnest	By:	/s/ Patrick J. DeCourcy
	Name:	Patrick J. DeCourcy
	Title:	President

WITNESS:	JESSOP STEEL, LLC

/s/ M. P. Earnest	By:	/s/ Patrick J. DeCourcy
	Name:	Patrick J. DeCourcy
	Title:	President

WITNESS:	INTERNATIONAL HEARTH MELTING, LLC

	By:	OREGON METALLURGICAL, LLC, its Sole Manager

/s/ M. P. Earnest	By:	/s/ Patrick J. DeCourcy
Name: Patrick J. DeCourcy
Title: President

WITNESS:	ATI PRECISION FINISHING, LLC (formerly known as “ROME METALS, LLC”)

/s/ M. P. Earnest
	By:	/s/ Patrick J. DeCourcy
Name: Patrick J. DeCourcy
Title: Executive Vice President

WITNESS:	TI OREGON, INC.

/s/ M. P. Earnest	By:	/s/ Patrick J. DeCourcy
Name: Patrick J. DeCourcy
Title: President

WITNESS:	TITANIUM WIRE CORPORATION

/s/ M. P. Earnest	By:	/s/ Patrick J. DeCourcy
Name: Patrick J. DeCourcy
Title: President

WITNESS:	ATI CANADA HOLDINGS, INC.

/s/ M. P. Earnest	By:	/s/ Patrick J. DeCourcy
Name: Patrick J. DeCourcy
Title: President

WITNESS:	ALLEGHENY TECHNOLOGIES INTERNATIONAL, INC.

/s/ M. P. Earnest	By:	/s/ Patrick J. DeCourcy
Name: Patrick J. DeCourcy
Title: President

WITNESS:	AII INVESTMENT CORP.

/s/ M. P. Earnest	By:	/s/ Rose Marie Manley
Name: Rose Marie Manley
Title: President

WITNESS:	ENVIRONMENTAL, INC.

/s/ M. P. Earnest	By:	/s/ Patrick J. DeCourcy
Name: Patrick J. DeCourcy
Title: President

WITNESS:	AII ACQUISITION, LLC

/s/ M. P. Earnest	By:	/s/ Patrick J. DeCourcy
Name: Patrick J. DeCourcy
Title: President

WITNESS:	ATI TITANIUM LLC

/s/ M. P. Earnest	By:	/s/ Patrick J. DeCourcy
Name: Patrick J. DeCourcy
Title: President

AGENTS AND LENDERS:

PNC BANK, NATIONAL ASSOCIATION, as a Lender and as Administrative Agent

By:	/s/ David B. Gookin
Name: David B. Gookin
Title: Executive Vice President

CITIBANK, N.A., as a Lender and as Co- Syndication Agent

By:	/s/ Raymond G. Dunning
Name: Raymond G. Dunning
Title: Vice President

JPMORGAN CHASE BANK, N.A., as a Lender and as Co-Syndication Agent

By:	/s/ Peter S. Predun
Name: Peter S. Predun
Title: Executive Director

BANK OF AMERICA N.A., for itself, as a Lender and as Co-Documentation Agent, and as successor by merger to LASALLE BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mike Delaney
Name: Mike Delaney
Title: Director

THE BANK OF TOKYO-MITSUBISHI UFJ,
LTD., as a Lender and as Co-Documentation
Agent

By :	/s/ George Stoecklein
Name:	George Stoecklein
Title:	Director

CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH, as a Lender and as a Co-Managing
Agent

By:	/s/ Alain Daoust
Name:	Alain Daoust
Title:	Authorized Signatory

By:	/s/ Patrick Freytag
Name:	Patrick Freytag
Title:	Authorized Signatory

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as a Lender and as
Co-Managing Agent

By:	/s/ James Travagline
Name:	James Travagline
Title:	Director

THE BANK OF NEW YORK MELLON, as a
Lender and as Co-Managing Agent

By:	/s/ William M. Feathers
Name:	William M. Feathers
Title:	Vice President

MORGAN STANLEY BANK, N.A., as a
Lender

By:	/s/ Dmitry Barsky
Name:	Dmitry Barsky
Title:	Authorized Signatory

HSBC BANK USA, NATIONAL
ASSOCIATION, as a Lender

By:	/s/ Christopher S. Helmeci
Name:	Christopher S. Helmeci
Title:	Senior Vice President